UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Tivic Health Systems, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

47685 Lakeview Blvd.

Fremont, CA 94538

(888) 276-6888

Tivic Health Systems, Inc.

NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 9, 2024

Dear Stockholder:

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company”), will be held on Friday, August 9, 2024, at 10:00 a.m. Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TIVC2024, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about the Annual Meeting beginning on the first page of the accompanying Proxy Statement. The purposes of the Annual Meeting are as follows:

1.
To elect two Class III directors to hold office until our 2027 annual meeting of stockholders, or until their successors are duly elected and qualified, subject to prior death, resignation or removal;

2.
To approve the amendment and restatement of the Company’s 2021 Equity Incentive Plan;

3.
To ratify the selection of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

4.
To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals; and

5.
To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board has approved each proposal and recommends that you vote “FOR” each of the Class III director nominees and “For” each of Proposals 2, 3 and 4. These proposals are more fully described in the Proxy Statement accompanying this Notice. Action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Annual Meeting.

Our Board has fixed the close of business on June 17, 2024 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on June 17, 2024 will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices, located at 47685 Lakeview Blvd., Fremont, California 94538, beginning ten days before the Annual Meeting through the date of the Annual Meeting, and will also be made available during the Annual Meeting.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission. We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about June 28, 2024, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which Notice contains instructions for accessing the attached Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2023 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: https://tivichealth.com/investor/#SEC.

We cordially invite you to virtually attend the Annual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Annual Meeting virtually, you are urged to promptly complete, date, sign and return the proxy card you receive or to submit your vote using another method included in the Notice you received in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice you received in the mail. This will not limit your right to virtually attend or vote at the Annual Meeting, but will help to secure a quorum and avoid added solicitation costs. You may revoke your proxy at any time before it has been voted at the Annual Meeting.

Even if you plan to attend the virtual Annual Meeting, we request that you submit a proxy by following the instructions provided in the Notice you received in the mail as soon as possible in order to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By order of the Board of Directors,

/s/ Sheryle Bolton
Sheryle Bolton

Chairperson of the Board

Fremont, California

June 28, 2024

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS PROVIDED IN THE NOTICE.

i

ii

47685 Lakeview Blvd.

Fremont, California 94538

(888) 276-6888

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 9, 2024

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Tivic Health Systems, Inc., a Delaware corporation (the “Company,” “Tivic,” “we” or “us”), for use at the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Friday, August 9, 2024, at 10:00 a.m. Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a healthy, consistent, and convenient experience to all stockholders, regardless of location. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/TIVC2024, where you will be able to vote electronically and submit questions for management’s consideration. You may also attend the Annual Meeting and submit your vote by proxy and may submit questions ahead of the Annual Meeting through the designated website. For further information, please see the Questions and Answers about these Proxy Materials and Voting beginning on page 2 of this Proxy Statement.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the Securities and Exchange Commission (the “SEC”). We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about June 28, 2024, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which Notice contains instructions for accessing the attached Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2023 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials.

This Proxy Statement and the Annual Report will also be accessible online on or about June 28, 2024 at: https://tivichealth.com/investor/#SEC.

Only stockholders of record at the close of business on June 17, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were 6,183,592 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding, which were held by approximately 98 stockholders of record as of such date. Shares cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority in voting power of the issued and outstanding shares of Company Common Stock as of the close of business on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

Our Board has selected Jennifer Ernst to serve as the holder of proxies for the Annual Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by Ms. Ernst in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Ms. Ernst will vote your shares “FOR” each of the Class III director nominees and “FOR” each of the other proposals being made at the Annual Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any other matter that may be properly presented for action at the Annual Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Annual Meeting. If you have not voted through your broker or other third-party intermediary, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote virtually at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy. If you have instructed a broker or other third-party intermediary to vote your shares, you must follow the directions you receive from them to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Annual Meeting.

We will provide copies of this Proxy Statement, our Annual Report, and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q. When is the Annual Meeting?

A. Friday, August 9, 2024, at 10:00 a.m. Pacific Time.

Q. Where will the Meeting be held?

A. We have adopted a completely virtual format for our Annual Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend and vote, and submit questions for management’s consideration during the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/TIVC2024.

Q. Will there be a Q&A session during the Annual Meeting?

A. We will not be holding a live Q&A session as part of the Annual Meeting; however, stockholders may submit questions for management’s consideration through the virtual Annual Meeting platform both before and during the Annual Meeting.

Q. Why am I receiving these Proxy Materials?

A. As permitted by rules adopted by the SEC, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, or by mail is first being mailed to all stockholders of record entitled to vote at the Annual Meeting on or about June 28, 2024. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, including our Annual Report, unless specifically requested. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, including our Annual Report, you should follow the instructions for requesting such materials included in the Notice you received. We are sending you the Notice because our Board is soliciting your proxy to vote at the Annual Meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may follow the instructions on the Notice to vote by Internet, phone or mail.

Q. Who is entitled to vote at the Annual Meeting?

A. Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, there were 6,183,592 shares of our Common Stock issued and outstanding which were held by approximately 98 stockholders of record as of such date. For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on.

Q. How many shares must be present to conduct business?

A. The presence at the Annual Meeting, virtually or by proxy, of the holders of one-third of the Company’s Common Stock issued and outstanding, as of the close of business on the Record Date, and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof. A quorum is required to conduct business at the Annual Meeting and any adjournment or postponement thereof.

Q. What will be voted on at the Annual Meeting?

A. The following chart sets forth the proposals scheduled for a vote at the Annual Meeting and the vote required for such proposals to be approved.

Proposal	Votes Required	Voting Options	Board Recommendation

Proposal 1: To elect two Class III directors to hold office until our 2027 annual meeting of stockholders, or until their successors are duly elected and qualified, subject to prior death, resignation or removal.

The plurality of the votes cast at the Annual Meeting. This means that the two nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as a Class III directors.

Only votes “FOR” will affect the outcome. “WITHHOLD” votes and broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR” or “WITHHOLD”	“FOR” each of the nominated Class III Directors

Proposal 2: To approve the amendment and restatement of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”).

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of the vote on this proposal. The approval of Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 3: To ratify selection of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes, if any, will not affect the outcome of the vote on this proposal. However, because we believe that this proposal will be treated as a routine matter, we do not expect to receive any broker non-votes with respect to this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Proposal 4: To approve the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event we have not received sufficient votes in favor of any of the foregoing proposals.

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter.

Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this proposal. Broker non-votes, if any, will not affect the outcome of the vote on this proposal. However, because we believe that this proposal will be treated as a routine matter, we do not expect to receive any broker non-votes with respect to this proposal.

		“FOR” or “AGAINST” or “ABSTAIN”	“FOR”

Q. What shares can I vote at the Annual Meeting?

A. You may vote all of the shares of Common Stock owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered to be, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to vote virtually at the Annual Meeting and to vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the Annual Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q. How can I vote my shares without attending the Annual Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the Notice. Record holders have the option of voting by telephone at 1 (800) 690-6903 or by Internet at www.proxyvote.com. Record holders who received a copy of our proxy materials in the mail can vote by filling out the accompanying proxy card, signing it, and returning it in the postage paid return envelope. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

To obtain a paper copy of our proxy materials in the mail, you must request one by following the instructions available on the Notice and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you submit your vote via phone or the Internet or you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares at the Annual Meeting?

A. Stockholders who attend the Annual Meeting virtually should follow the instructions at www.virtualshareholdermeeting.com/TIVC2024 to vote or submit questions for management’s consideration during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes, and the online polls will close at approximately 10:05 a.m. Pacific Time on August 9, 2024.

Q. How do I attend the virtual Annual Meeting?

A. You may attend the Annual Meeting virtually, including to vote and/or submit questions for management’s consideration during the Annual Meeting, by logging in at www.virtualshareholdermeeting.com/TIVC2024. The Annual Meeting will begin at approximately 10:00 a.m. Pacific Time, with log-in beginning at 9:45 a.m., on August 9, 2024.

Q. How do I gain admission to the Annual Meeting?

A. You are entitled to participate in the Annual Meeting only if you were a stockholder of record who owned shares of our Common Stock at the close of business on June 17, 2024, the Record Date. To attend online and participate in the Annual Meeting, stockholders of record will need to use the control number included on their Notice or proxy card to log into www.virtualshareholdermeeting.com/TIVC2024; beneficial owners who do not have a control number may gain access to the Annual Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Annual Meeting prior to start time. Please allow time for online check-in, which will begin at 9:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the Meeting, please call technical support at 1(844) 986-0822.

Stockholders will have multiple opportunities to submit questions to the Company for consideration both before and during the Annual Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Annual Meeting at www.virtualshareholdermeeting.com/TIVC2024.

Q. How are votes counted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each of the Class III director nominees, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the “NYSE”), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, in order to ensure that your shares are voted. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Annual Meeting will be deemed present at our Annual Meeting for purposes of determining whether the necessary quorum exists to proceed with the Annual Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that Proposals 1 and 2 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.

We believe that under applicable rules, Proposal 3 and 4 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposals 3 and 4 are treated as routine matters, as expected, we do not expect to receive any broker non-votes with respect to Proposals 3 and 4.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to Proposal 2, abstentions will be treated as shares that are present and entitled to vote on Proposal 2, and will therefore be treated as a vote “AGAINST” Proposal 2.

With regard to Proposal 3, abstentions will be treated as shares that are present and entitled to vote on Proposal 3, and will therefore be treated as a vote “AGAINST” Proposal 3.

With regard to Proposal 4, abstentions will be treated as shares that are present and entitled to vote on Proposal 4, and will therefore be treated as a vote “AGAINST” Proposal 4.

Q. Are dissenters’ rights available with respect to any of the proposals?

A. Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Annual Meeting.

Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A. If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice and the proxy materials, as applicable.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days from the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Background

In accordance with the terms of our amended and restated certificate of incorporation, as amended (our “Charter”), our Board is divided into three staggered classes of directors, and each of our directors is assigned to one of the three classes, Class I, Class II and Class III. Each class of directors is elected for a three-year term, provided that the first term for each class of directors will expire as set forth below. Currently, our directors are divided among the three classes as follows:

•
the Class I director is Karen Drexler, and her current term will expire at our 2025 annual meeting of stockholders;

•
the Class II director is Dean Zikria, and his current term will expire at our 2026 annual meeting of stockholders; and

•
the Class III directors are Sheryle Bolton and Jennifer Ernst, and their initial terms will expire at the Annual Meeting.

The Nominations and Corporate Governance Committee of our Board has recommended, and our Board has nominated, each of Sheryle Bolton and Jennifer Ernst for re-election as our Class III directors at the Annual Meeting for a period of three years, or until such director’s successor is elected and qualified, subject to such director’s earlier death, resignation or removal. At the Annual Meeting, two Class III directors will be elected to our Board.

Information Regarding our Class III Directors

The below table and narrative disclosures include information about our Class III director nominees.

Name	Age	Position
Jennifer Ernst	55	Chief Executive Officer, Class III Director
Sheryle Bolton	77	Chair of the Board, Class III Director

Jennifer Ernst is a co-founder and has served as our Chief Executive Officer and as a director since September 2016; she also served as our Chief Financial Officer from September 2016 to July 2021. Previously, Ms. Ernst served as the Chief Executive Officer of the U.S. subsidiary of Thin Film Electronics ASA from April 2011 to December 2015. Ms. Ernst also served as the Chief Strategy Officer of Thin Film Electronics ASA from January 2014 to December 2015, where she established and guided the strategic planning process across all business functions and four separate product lines. Ms. Ernst also worked for Xerox PARC for over 20 years, where she held multiple go-to-market roles, including as the Director of Business Development. Ms. Ernst previously served as a director of FlexTech Alliance, the U.S. national consortium for flexible and printed electronics, for four years, including one year as the Chair. Ms. Ernst earned her Master of Business Administration degree from Santa Clara University. We believe Ms. Ernst is qualified to serve on our Board because of the perspective and experience she provides as our co-founder and Chief Executive Officer and her experience in the bioelectronics market generally, her significant experience as an executive in health, technology and electronics industries, and her experience in intellectual property, product development and commercialization of novel scientific advances.

Sheryle Bolton has served as a director on our Board since July 16, 2019, and as Chair of the board since August 18, 2021. She is an experienced serial technology entrepreneur, public company chief executive officer, corporate executive, speaker, board member, and investor. Ms. Bolton has been a corporate executive in financial services, media, and health care and has served on the boards of private and public corporations, ranging from large groups of mutual funds to technology and finance companies, as well as non-profits, including an NGO, where she served as Chair of the audit committee, focused on financing small businesses in Asia and Sub-Saharan Africa and Berry College, a private college with an internationally known work-study program. Ms. Bolton worked in private equity investing as an investment banker at Merrill Lynch Capital Markets, as Director of Strategy at Home Box Office and in asset management at Rockefeller & Co. In her roles as Chief Executive Officer, she raised significant funding for several start-ups from angels, venture capital, and the public and institutional markets. She previously served as Chief Executive Officer of Scientific Learning Corporation, a health care and educational technology company, where she led the company from pre-product to IPO with venture funding from Warburg Pincus. She also served as Chief Executive Officer and Chair of the public company after completion of their initial public offering. She has served as a board member for more than forty Scudder-Kemper mutual funds. From 2015 to 2021, Ms. Bolton was an adjunct Professor of Practice at Hult International Business School, where she taught entrepreneurship and finance courses in graduate and undergraduate programs. She has also been an invited speaker on business and entrepreneurship in the U.S., Asia, the Pacific Rim, Latin America, and Europe. Harvard Business School recognized Ms. Bolton as one of its most influential female graduates in Silicon Valley and the San Francisco Bay Area. She was a recipient of the first Springboard All-Women’s IPO Class award, formerly served as Chair of Watermark, the largest organization in Silicon Valley for female executives and entrepreneurs, and is a recipient of the “A Woman Who Made Her Mark” award, among many other honors and recognition. Ms. Bolton started her career as a Peace Corps Volunteer in Africa. She holds a Bachelor of Arts and a Master of Arts in Linguistics from the University of Georgia and a Master of

Business Administration from Harvard Business School. We believe that Ms. Bolton is qualified to serve as a member of our Board due to her experience as an entrepreneur, as a chief executive officer taking a company public, and as a public company chief executive officer and director.

Nomination of Directors

Our Nominations and Corporate Governance Committee is charged with making recommendations to our Board regarding qualified candidates to serve as members of the Board. The Nominations and Corporate Governance Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominations and Corporate Governance Committee considers the following factors:

(1)
The appropriate size of the Board;

(2)
The Company’s needs with respect to the particular talents and experience of its directors;

(3)
The knowledge, skills, and experience of nominees, including experience in technology, business, finance, administration, and/or public service; and

(4)
Relevant Nasdaq, SEC, California, and investor recommendations and requirements.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominations and Corporate Governance Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including diversity. Although the Company does not have a formal policy regarding the consideration of diversity in identifying director nominees, the Nominations and Corporate Governance Committee is committed to complying with the diversity requirements of Nasdaq. The Nominations and Corporate Governance Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by Commission rules, and for a majority of the members of the Board to meet the definition of an “independent director” under Nasdaq listing standards. The Nominations and Corporate Governance Committee also believes it is appropriate for our Chief Executive Officer to serve on our Board.

The Nominations and Corporate Governance Committee identifies nominees by first evaluating the current members of the relevant class of our Board that are willing to continue in service. Current members of our Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the relevant class of our Board does not wish to continue in service at the time that their term is scheduled to expire, the Nominations and Corporate Governance Committee’s policy is to not re-nominate that member for re-election. The Nominations and Corporate Governance Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominations and Corporate Governance Committee as, to-date, we have not received any recommendations from stockholders requesting the Nominations and Corporate Governance Committee to consider a candidate for inclusion among the Company’s slate of nominees in our proxy statements. However, the absence of such a policy does not mean that such recommendations will not be considered. Notwithstanding the foregoing, stockholders wishing to recommend a candidate for election must follow the process outlined in Section 2.5 of our amended and restated bylaws, as amended (our “Bylaws”), and comply with the rules established by the Commission, including Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable.

There are no arrangements or understandings between any of our directors, nominees for directors or officers and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. To our knowledge, there are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that we believe are required to be disclose pursuant to Item 4.01(f) of Regulation S-K. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficial owner of more than 5% of the issued and outstanding shares of Common Stock of the Company, or any associates of any such persons, is a party adverse to the Company, and, to our knowledge, none of such persons has a material interest adverse to the Company. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Vote Required

If a quorum is present and voting at the Annual Meeting, the two Class III director nominees receiving the highest number of “FOR” votes will be elected to our Board. Votes withheld from any nominee and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on the outcome of this Proposal 1, as brokers and other nominees are not entitled to vote on this proposal in the absence of voting instructions from the beneficial owner.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF EACH OF THE

CLASS III DIRECTOR NOMINEES UNDER PROPOSAL 1

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

Background

At the Annual Meeting, our stockholders will be asked to approve the amendment and restatement of our 2021 Plan, including the adoption of our Amended and Restated 2021 Equity Incentive Plan (the “A&R 2021 Plan”), in substantially the form attached hereto as Attachment A.

In August 2021, the Board adopted, and our stockholders approved, the 2021 Plan, which became effective upon completion of the initial public offering of our Common Stock in November 2021. Upon the effectiveness of the 2021 Plan, it replaced our 2017 Equity Incentive Plan (the “2017 Plan”), except with respect to awards outstanding under the 2017 Plan, and no further awards may be made under the 2017 Plan. Additionally, any awards that are canceled or expire under the 2017 Plan will not be reissued. The principal purpose of the 2021 Plan is to attract, retain and incentivize the Company’s officers, directors employees and other service providers through the granting of certain stock-based awards, including performance-based awards.

On June 15, 2024, our Board unanimously approved the adoption of the A&R 2021 Plan, subject to stockholder approval thereof, and directed that the A&R 2021 Plan be submitted to our stockholders for their approval at the Annual Meeting. If approved by our stockholders, the A&R 2021 Plan will be effective as of the date of such approval.

Summary of Amendments to the 2021 Plan and Reasons for Approval of the A&R 2021 Plan

Below is a brief summary of the material ways in which the A&R 2021 Plan, if approved by our stockholders, will modify our 2021 Plan, as well as the rationale supporting such modifications. This summary is qualified in its entirety by reference to the full text of the A&R 2021 Plan, the form of which is attached as Attachment A hereto, and which you are encouraged to review carefully. Capitalized terms included in this Proposal 2 that are not otherwise defined in this Proxy Statement shall have those meanings set forth in the attached A&R 2021 Plan.

Location of Change in 2021 Plan	Summary of Modifications
Section 4

Increases the aggregate number of Award Shares that may be issued pursuant to Stock Awards under the 2021 Plan from 92,376 shares to 1,000,000 shares.

Removes the limitation on the number of Award Shares that may be issued pursuant to the exercise of Incentive Stock Options issued under the 2021 Plan.

Removes the language specifying how Award Shares will be counted for purposes of determining the number of Award Shares available for the grant of Stock Awards under the 2021 Plan.

Removes the limitations on granting Awards with vesting of less than twelve months from the date of grant.

Section 5	Removes the limitation on the aggregate value of all compensation that may be granted or paid to any individual for service as a non-employee director of the Company in any given calendar year.

The primary purpose for the proposed modifications to the 2021 Plan is to provide our Board and the Compensation Committee thereof with additional flexibility with respect to granting awards to our officers, directors, employees and key service providers. Our Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our current and future members of senior management, employees, non-employee directors, advisors and consultants the opportunity to acquire or increase their equity interests in the Company. The market for quality personnel is competitive, and our Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success, which would be enhanced by our ability to grant equity compensation under the A&R 2021 Plan with fewer restrictions than those currently included in our 2021 Plan. Given our planned investments in clinical programs and products, we believe that our ability to grant equity as a component of our compensation programs is particularly important for long-term incentives that further our business, establish and maintain alignment between management and our stockholders, and provide strong incentive opportunities to increase stockholder value.

Additionally, as of June 17, 2024, approximately 59,590 shares of our Common Stock were subject to outstanding awards issued under the 2021 Plan and only approximately 32,786 shares of Common Stock were available for future awards under the 2021 Plan. Accordingly, our ability to issue equity awards to our officers, directors, employees and key service providers is currently extremely limited. Our Board believes that an increase in the number of shares of Common Stock issuable pursuant to awards under the 2021 Plan is necessary for the continued optimal use of the 2021 Plan. The proposed increase in the number of shares authorized for issuance under the A&R 2021 Plan to 1,000,000 would increase the capacity under the A&R 2021 Plan to equate to approximately 16% of the number of our shares of Common Stock currently issued and outstanding, an increase from approximately 1.5% today, which we believe is reasonable in order to create a balanced incentive plan.

Overall, we believe that adoption of the A&R 2021 Plan will significantly enhance our ability to attract and retain highly qualified officers, directors, employees and key service providers, increase our flexibility in developing meaningful compensation plans that motivate such individuals to expend maximum effort to improve our business results, and provide those individuals an opportunity to acquire or increase a direct proprietary interest in our operations and the future success they drive to create.

If our stockholders do not approve the A&R 2021 Plan at the Annual Meeting, the A&R 2021 Plan will not become effective, the number of shares of Common Stock authorized for issuance under the 2021 Plan will remain at 92,376 shares of Common Stock (subject to the annual increase on January 1 of every year, as provided by the 2021 Plan), our ability to recruit and retain the talent necessary to execute our business plans will be damaged, as our ability to grant additional awards under the 2021 Plan will be extremely limited.

Description of the A&R 2021 Plan

The principal provisions of the A&R 2021 Plan are summarized below. This summary is not a complete description of all of the A&R 2021 Plan’s provisions and is qualified in its entirety by reference to the full text of the 2021 A&R Plan, a copy of which is attached as Attachment A hereto.

Purpose of the A&R 2021 Plan

The purpose of the A&R 2021 Plan is to (i) provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company, and (ii) enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

Share reserve. Under the A&R 2021 Plan, 1,000,000 shares of our Common Stock shall initially be reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards as of the date of its adoption by the Company. With respect to the share reserve under the A&R 2021 Plan:

•
to the extent that an award terminates, expires or lapses for any reason or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the A&R 2021 Plan; and

•
to the extent that shares of our Common Stock are repurchased by us at the original purchase price, such shares will be available for future grants under the A&R 2021 Plan.

In addition, the A&R 2021 Plan provides that additional shares will automatically be added to the shares authorized for issuance under the A&R 2021 Plan on January 1 of each year. The number of shares added each year will be equal to the lesser of: (i) 5.0% of the shares of Common Stock outstanding on December 31st of the preceding calendar year or (ii) such number of shares determined by the Board, in its discretion.

Administration. The Compensation Committee of the Board is authorized to administer the A&R 2021 Plan unless the Board subsequently assumes authority for administration. The Compensation Committee must consist of at least two members of the Board, each of whom is intended to qualify as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of the applicable stock exchange, or other principal securities market on which shares of our Common Stock are traded. The term Administrator refers to either the Board or the Compensation Committee, as applicable.

Additionally, the Board or Compensation Committee may delegate certain functions under the A&R 2021 Plan to designate employees who are not Officers to be recipients of awards under the A&R 2021 Plan, and to determine the number of shares subject to awards granted to such employees.

Subject to the terms and conditions of the A&R 2021 Plan, the Administrator has the authority to construe and interpret the A&R 2021 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. All decisions, determinations and interpretations by the Administrator regarding the A&R 2021 Plan shall be final and binding on all participants or other persons claiming rights under the A&R 2021 Plan or any award.

Awards. The A&R 2021 Plan provides that the Administrator may grant or issue stock options, restricted stock, restricted stock units, other stock-based awards and dividend equivalents, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Eligibility. Options, restricted stock, restricted stock units and all other stock-based awards under the A&R 2021 Plan may be granted to individuals who are then our officers, employees, directors or consultants or are the officers, employees or consultants of certain of our subsidiaries. Only employees of our company or certain of our subsidiaries may be granted incentive stock options, or ISOs. No ISO may be granted under the A&R 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the A&R 2021 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000. ISOs are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death.

•
Stock Options. Options granted under the A&R 2021 Plan may become exercisable in cumulative increments (“vest”) as determined by the Administrator. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the A&R 2021 Plan may be subject to different vesting terms.

To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement. The maximum term of options under the A&R 2021 Plan is 10 years, except that in certain cases (see Eligibility) the maximum term of certain incentive stock options is five years. Options under the A&R 2021 Plan generally terminate sixty (60) days after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised at any time within 6 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

•
Stock Bonuses and Restricted Stock Awards. Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement. The purchase price for a stock purchase award (if any) may be payable in cash, or any other form of legal consideration approved by the Administrator. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company. Common Stock issued under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule and subject to the minimum vesting requirement. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our Common Stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.
•
Restricted Stock Units. Restricted stock unit awards are issued pursuant to a restricted stock unit award agreement. The consideration for a stock unit award shall be determined by the Administrator and may be payable in any form acceptable to the Administrator and permitted under applicable law. The Administrator may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate consistent with the minimum vesting requirement. Restricted stock unit awards may be settled in cash or shares of the Company’s Common Stock, as determined by the Administrator. No dividends payments will be made on unvested restricted stock unit awards, but instead any dividends will be deferred until awards become vested. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

•
Performance-Based Award. Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals. Generally, such pre-established performance goals consist of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Administrator.

Certain Corporate Transactions. In the event of a merger, sale of all or substantially all of the assets of the Company or other change of control transaction, unless otherwise determined by the Board, all outstanding awards will be subject to the agreement governing such merger, asset sale or other change of control transaction. Such agreement need not treat all such awards in an identical manner, and it will provide for one or more of the following with respect to each award: (i) the continuation of the award, (ii) the assumption of the award, (iii) the substitution of the award, or (iv) the payment of the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares. In the event the successor corporation refuses to either continue, assume or substitute the shares subject to the award pursuant to the terms of the A&R 2021 Plan, or pay the excess of the fair market value of the shares subject to the award over the exercise price or purchase price of such shares, then outstanding awards shall vest and become exercisable as to 100% of the shares subject thereto contingent upon the consummation of such change of control transaction.

Adjustments Provisions. Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of Common Stock subject to the A&R 2021 Plan and outstanding awards. In that event, the A&R 2021 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of Common Stock subject to the A&R 2021 Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such awards.

Amendment and termination. The administrator may terminate, amend or modify the A&R 2021 Plan at any time and from time to time. However, we must generally obtain stockholder approval to amend or modify the A&R 2021 Plan to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

New Plan Benefits

At the present time, no specific determination has been made as to the grant or allocation of future awards under the A&R 2021 Plan. Awards granted under the A&R 2021 Plan are within the Board’s and the Compensation Committee’s discretion, and neither the Board nor the Compensation Committee has determined future awards or who might receive them. Therefore, at this time, the benefits that will be awarded or paid under the A&R 2021 Plan, if stockholder approval of the A&R 2021 Plan is obtained, cannot currently be determined. The A&R 2021 Plan does not have set benefits or amounts, and no grants or awards have been made by the Board or the Compensation Committee that are conditioned upon stockholder approval of the A&R 2021 Plan.

Effective Date

The A&R 2021 Plan will be effective as of August 9, 2024, subject to stockholder approval at the Annual Meeting.

Registration with the SEC

If the A&R 2021 Plan is approved by our stockholders, the Company intends to file a registration statement on Form S-8, relating to the additional shares of our Common Stock that will be issuable under the A&R 2021 Plan, with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the A&R 2021 Plan by our stockholders.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve the A&R 2021 Plan. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 2. This Proposal 2 is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote. Broker non-votes will not affect the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

PROPOSAL 3

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Our Audit and Risk Committee has selected Rosenberg Rich Baker Berman, P.A. (“RRBB”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Annual Meeting. RRBB has audited the Company’s financial statements since 2020. Representatives of RRBB are expected to be present via phone call at the Annual Meeting. The representatives of RRBB will have an opportunity to make a statement at the Annual Meeting, if they so desire.

Neither our governing documents nor any applicable laws require stockholder ratification of the selection of RRBB as our independent registered public accounting firm. However, our Audit and Risk Committee is submitting the selection of RRBB to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify this selection, the Board will reconsider its selection of RRBB and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Audit and Risk Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit and Risk Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by RRBB for the services indicated for each of the years ended December 31, 2022 and 2023:

	December 31, 2023	December 31, 2022
Audit fees (1)	$143,075	$114,085
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$143,075	$114,085

(1) Includes fees for (i) the audit of our annual financial statements for the fiscal years ended December 31, 2023 and 2022 included in this Report; and the S-1 Registration Statement, as amended, initially filed with the Commission in 2022 in connection with our public offering that closed in February 2023; and with the prospectus supplements to our S-3 Registration Statement that were filed in 2023 in connection with our equity offerings that closed in 2023; (ii) the review of our interim period financial statements for fiscal years 2023 and 2022; and (iii) related services that are normally provided in connection with regulatory filings or engagements.

Audit and Risk Committee Pre-Approval Policies and Procedures

Our Audit and Risk Committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm. Under our Audit and Risk Committees pre-approval policies and procedures, the Audit and Risk Committee generally preapproves specified services in defined categories up to specified amounts. Pre-approval may also be given as part of the Audit and Risk Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. Our Audit and Risk Committee has considered and determined that the provision of the non-audit services described is compatible with maintaining the independence of our registered public accounting firm.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to ratify the selection of RRBB for the fiscal year ended December 31, 2024. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 3. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal 3. However, because we believe that this Proposal 3 will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal 3.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE RATIFICATION OF THE SELECTION OF

ROSENBERG RICH BAKER BERMAN, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

PROPOSAL 4

ADJOURNMENT OF THE ANNUAL MEETING

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any of the proposals set forth in this Proxy Statement.

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of any of the proposals.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned to another place, or a later date or dates, to enable us to solicit additional proxies in favor of any of the proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, we will use the additional time to solicit additional proxies in favor of the relevant proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against any of the proposals.

Our Board believes that, if the number of shares of our Common Stock voting in favor of any of the proposals at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Vote Required

The affirmative (“FOR”) vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve the adjournment of the Annual Meeting pursuant to this Proposal 4. Abstentions, if any, will be treated as shares that are present and entitled to vote on this proposal, and will therefore be treated as a vote “AGAINST” this Proposal 4. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal 4. However, because we believe that this Proposal 4 will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADJOURNMENT OF THE ANNUAL MEETING PURSUANT TO THIS PROPOSAL 4, TO ANOTHER PLACE, DATE OR TIME, IF DEEMED NECESSARY OR APPROPRIATE

BOARD MATTERS AND CORPORATE GOVERNANCE

Our Board

As discussed in Proposal 1 above, the Board has nominated Ms. Jennifer Ernst and Ms. Sheryle Bolton as our Class III directors, to be elected to serve for a period of three years or until their successor is elected and qualified, subject to their earlier death, resignation or removal.

The below table and narrative disclosures include information about our current directors, including our Class I and Class II directors, which Class I and Class II directors are not up for election or re-election at this Annual Meeting.

Name	Age	Position
Jennifer Ernst	55	Chief Executive Officer and Class III Director
Sheryle Bolton	77	Chair of the Board, Class III Director
Karen Drexler	64	Class I Director
Dean Zikria	56	Class II Director

To our knowledge, there are currently no legal proceedings, and during the past ten years there have been no legal proceedings, that we believe are required to be disclose pursuant to Item 4.01(f) of Regulation S-K.

Jennifer Ernst See biographical information set forth above under “Proposal 1—Election of Directors.”

Sheryle Bolton See biographical information set forth above under “Proposal 1—Election of Directors.”

Karen Drexler has served as a director on our board since July 16, 2019. Ms. Drexler is a serial entrepreneur with expertise in the fields of digital health, medical devices and diagnostics. From September 2014 to June 2020, she served as board member of, and from June 2016 until June 2020, she was the Chief Executive Officer of, Sandstone Diagnostics, Inc., a private company developing instruments and consumables for point-of-care medical testing. Ms. Drexler also serves on the boards of ResMed (NYSE: RSMD), OutSet Medical (NASDAQ: OM), EBR Systems (ASX: EBR), VIDA Health, a leading company in Al-powered lung intelligence solutions and analytics, and Huma.ai, a medical intelligence company. From 2011 to 2017, she served as Chair of the board of Hygieia, Inc., a digital insulin therapy company, where she remains involved as an advisor to the chief executive officer. She also acts as a senior strategic advisor for other early-stage companies and spent 11 years on the board of the Keller Center for Innovation in Engineering Education at Princeton University. Ms. Drexler has served on numerous private company boards in the fields of diagnostics, medical devices, and digital health. She is an active mentor and advisor with Astia, a global nonprofit that supports high-potential female founders. She is a founding member of Astia Angels, a network of individual investors who fund such founders, and a lead mentor with StartX, the Stanford University incubator. She is also on the Life Science and Women’s Health Councils for Springboard, an accelerator for women-led technology-oriented companies. Through her work with Astia, Springboard, and StartX, she interacts with many promising young medtech companies. Ms. Drexler was a founder, president, and Chief Executive Officer of Amira Medical Inc., a private company focused on minimally invasive glucose monitoring technology, from 1996 until it was sold to Roche Holding AG in 2001. Before joining Amira Medical, she held management roles at LifeScan and played a key role in its sale to Johnson & Johnson (NYSE: JNJ). Ms. Drexler graduated magna cum laude with a Bachelor of Science in Chemical Engineering from Princeton University and earned a Master of Business Administration with honors from the Stanford University Graduate School of Business.

Dean Zikria has served as a director on our board since July 10, 2019. Mr. Zikria brings deep industry experience in allergy and asthma as well as other chronic diseases to the board. Since August 2019, Dean has been the Founder, CEO and Chairman of Mind Machine LLC, a Silicon Valley based marketing/advertising agency - focused on the MedTech industry. From June 1, 2021 until January 2023, he served as the Chief Commercial Officer at Intuity Medical Inc., a Silicon Valley MedTech company launching a highly disruptive glucose meter in the diabetes industry. In addition, he has served as Chairman of DZ Advisors, LLC, a company founded by Mr. Zikria in 2017 that provides consulting and advisory services to the medtech, biotech, digital health and pharmaceutical industries; since inception, where he also served as President from December 2017 until May 31, 2021. Mr. Zikria also sits on the boards of the following privately held companies: AsthmaTek, Inc., a startup digital health company in the asthma space; and Brev.Dev, Inc., a technology company developing a disruptive platform to aid developers. Dean previously served as Chief Executive Officer of Spirosure Inc., a FeNO detection company for asthma diagnostics, from 2014 to 2017. Additionally, he previously served as head of global marketing for Johnson & Johnson’s Animas Corporation within their medical device & diagnostics division. He was head of strategy for Pfizer Pharmaceuticals U.S. Cardiovascular Unit, a division with approximately $7 billion in annual revenues. Mr. Zikria brings experience in strategic planning, scenario planning and analysis, and mergers and acquisitions, including sourcing, transactions and integration.

Impending Changes to the Board

On June 17, 2024, our Board appointed Christina Valauri as a director of the Company, effective July 1, 2024, to fill a vacancy in the Class I class of directors of the Board. Additionally, Ms. Valauri was appointed to serve as a member of the Compensation Committee, Audit and Risk Committee and Nominations and Corporate Governance Committee of the Board, and will replace Karen Drexler as chairperson of the Nominations and Corporate Governance Committee, in each case effective July 1, 2024. Ms. Drexler will continue to serve as a member of the Nominations and Corporate Governance Committee upon Ms. Valauri taking over the chair of such committee.

Additionally, on June 17, 2024, Karen Drexler tendered her resignation from the Board and each of the Compensation Committee, Audit and Risk Committee and Nominations and Corporate Governance Committee thereof, in each case effective September 30, 2024. It is expected that Ms. Drexler will continue to serve as an advisor to the Company and the Board after her resignation is effective.

Unless otherwise indicated, the information included in this Proxy Statement is regarding our current directors, and does not reflect the impending changes noted above. Additionally, such changes will have no impact on voting for the director nominees included Proposal 1 at the Annual Meeting, as Proposal relates to the election of our Class III directors only.

Board and Stockholder Meetings and Attendance

Our Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election and the recommendations of our Nominations and Corporate Governance Committee, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

During the year ended December 31, 2023, there were eight formal Board meetings, various informal meetings and various actions were approved by unanimous written consent. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. We encourage, but do not require, our directors to attend our annual meetings of stockholders.

Composition of our Board

Our business and affairs are managed under the direction of our Board. The number of directors is fixed by our Board, subject to the terms of our Charter and Bylaws, which include a requirement that the number of directors be fixed exclusively by a resolution adopted by directors constituting a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. The size of our Board is currently fixed at five directors, with one vacancy.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Nominations and Corporate Governance Committee and the full Board focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Director Independence

The Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent, or, if a listed company has no nominations committee, that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors. The Nasdaq rules further require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees, and that neither the director nor any of his or her family members have engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

After reviewing the independence of our directors, our Board has affirmatively determined that each of Dean Zikria, Sheryle Bolton and Karen Drexler qualify as an independent director, as defined under the applicable corporate governance standards of Nasdaq. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board has three standing committees, the Audit and Risk Committee, the Compensation Committee, and the Nominations and Corporate Governance Committee, to assist it with the performance of its responsibilities. The Board designates the members of these committees and the committee chairs based on the recommendation of the Nominations and Corporate Governance Committee. The Board has adopted written charters for each of these committees, all of which can be found on our corporate website at https://tivichealth.com/investor/. The chair of each committee develops the agenda for that committee and determines the frequency and length of committee meetings.

Audit and Risk Committee

Our Board has established an Audit and Risk Committee which consists of three independent directors, Dean Zikria, Sheryle Bolton and Karen Drexler, with Sheryle Bolton serving as the Chairperson. The Board has determined that each member of the Audit and Risk Committee meets the independence requirements of Rule 10A-3 of the Exchange Act and the applicable rules of Nasdaq, and has sufficient knowledge in financial and auditing matters to serve on the Audit and Risk Committee. The committee’s primary duties include:

•
selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

•
reviewing and discussing with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•
reviewing our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•
overseeing the audit and other services of our independent registered public accounting firm and being directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit and Risk Committee;

•
providing an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•
reviewing any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•
preparing the Audit and Risk Committee report for inclusion in our proxy statement for our annual stockholder meetings;

•
establishing procedures for complaints received regarding our accounting, internal accounting control and auditing matters;

•
overseeing the Company’s enterprise risk management process; and

•
approving all audit and permissible non-audit services conducted by our independent registered public accounting firm.

The Board has determined that Sheryle Bolton is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Commission pursuant to the Sarbanes-Oxley Act. The Board has further determined that each of the members of the Audit and Risk Committee is financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

During the year ended December 31, 2023, our Audit and Risk Committee held five formal meetings and various informal meetings and various actions were approved by unanimous written consent.

Compensation Committee

Our Board has established a Compensation Committee, which currently consists of three independent directors (as defined under the general independence standards of Nasdaq and our Corporate Governance Guidelines): Dean Zikria, Sheryle Bolton and Karen Drexler, with Karen Drexler serving as the Chairperson. The Board has determined that each member of the Compensation Committee meets the independence requirements of Rule 10A-3 of the Exchange Act, and the applicable rules of Nasdaq. The committee’s primary duties include:

•
reviewing all overall compensation policies and practices;

•
administering the Company’s compensation recovery policy;

•
approving corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•
determining and approving executive officer compensation, including base salary and incentive awards;

•
reviewing and approving, or making recommendations to the Board regarding, compensation plans;

•
administering our equity incentive plan, subject to Board approval; and

•
reviewing succession planning for key executives.

Our Compensation Committee determines and approves elements of executive officer compensation, except that compensation of our chief executive officer and chief financial officer will be subject to review and approval by the Board. It also provides recommendations to the Board with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, other than to a subcommittee.

During the year ended December 31, 2023, our Compensation Committee held seven formal meetings and various informal meetings and various actions were approved by unanimous written consent.

Nominations and Corporate Governance Committee

Our Board has also established a Nominations and Corporate Governance Committee, which currently consists of three independent directors: Dean Zikria, Sheryle Bolton and Karen Drexler, with Karen Drexler serving as Chairperson. The committee’s primary duties include:

•
recruiting new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•
reviewing the size and composition of our Board and committees;

•
overseeing the evaluation of the Board;

•
recommending actions to increase the Board’s effectiveness; and

•
developing, recommending and overseeing our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

During the year ended December 31, 2023, our Nominating Committee held four formal meetings and various informal meetings and various actions were approved by unanimous written consent.

Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit and Risk Committee reviewed the audited financial statements in the Company’s Annual Report with management, including engaging in a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit and Risk Committee reviewed with RRBB, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit and Risk Committee under the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit and Risk Committee has discussed with RRBB its independence from management and the Company, has received from RRBB the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding RRBB’s communications with the Audit and Risk Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit and Risk Committee met with RRBB to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. RRBB, as the Company’s independent registered public accounting firm, also periodically updates the Audit and Risk Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit and Risk Committee’s meetings with RRBB were held with and without management present. The Audit and Risk Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit and Risk Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit and Risk Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2023. The Audit and Risk Committee and the Board also have recommended, that the ratification of the appointment of RRBB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 be submitted as a proposal at the Annual Meeting.

The Audit and Risk Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit and Risk Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board amendments to the charter as it may deem necessary or appropriate.

Respectfully submitted,

The Audit and Risk Committee of the Board of Directors

Sheryle Bolton (Chairperson)

Dean Zikria

Karen Drexler

Board Diversity

Our Nominations and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominations and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•
Personal and professional integrity, ethics and values;

•
Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•
Experience as a board member or executive officer of another publicly-held company;

•
Diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members;

•
Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, sexual orientation, place of residence and specialized experience;

•
Experience relevant to our business industry and with relevant social policy concerns; and

•
Relevant academic expertise or other proficiency in an area of our business operations.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Although we do not have a formal diversity policy in place, our Board values diversity and supports having directors of diverse gender, race, and ethnicity, along with varied skills and experiences. Information regarding the diversity of our Board members is outlined in the below table:

Tivic Board Diversity Matrix (June 17, 2024)
Total Number of Directors	4
	Female	Male	Non-Binary	Gender Not Disclosed
Part 1: Gender Identity
Directors	3	1	0	0
Part II: Demographic Background
Hispanic or Latinx	0	0	0	0
Caucasian	3	1	0	0
Did Not Disclose Demographic Background	0

Board Leadership Structure

Our Board currently consists of four directors. The positions of Chairperson of the Board and Chief Executive Officer are currently separated. Our Board does not have a policy regarding the separation of the roles of Chairperson of the Board and Chief Executive Officer, as our Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. We believe that the current structure is appropriate at this time in that it enables Ms. Ernst to focus on her role as Chief Executive Officer of the Company, while enabling Ms. Bolton, Chairperson of the Board, to continue to provide leadership on policy at the Board level. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time for the size and scope of operations of a company of our size. Our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and our stockholders are best served.

Board’s Role in Risk Management

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our management is responsible for day-to-day management of risk. The Board regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

Our Audit and Risk Committee reviews information regarding liquidity and operations, and oversees our management of financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit and Risk Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Periodically, the Audit and Risk Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit and Risk Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Nominations and Corporate Governance Committee reviews compliance with external and internal policies, procedures and practices consistent with our Charter and Bylaws.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and members of our management team about such risks. Matters of significant strategic risk and enterprise-wide risk exposures are considered by our Board as a whole. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Stockholder Communications with the Board

Stockholders seeking to communicate with members of the Board should submit their written comments to Tivic Health Systems, Inc., 47685 Lakeview Blvd., Fremont, California 94538, Attn: Secretary. Our Secretary will forward such communications to each member of the Board; provided that, if in the opinion of our Secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the Board, as applicable.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Code of Business Conduct and Ethics is available on the investor relations section of our corporate website. We will also provide a copy, free of charge, to any stockholder upon written request to Tivic Health Systems, Inc., 47685 Lakeview Blvd., Fremont, California 94538. We intend to disclose any amendments to the code, or any waivers of its requirements, on our corporate website or in a Current Report on Form 8-K.

Anti-Hedging Policy

Our Board has adopted an insider trading policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees, and any entities they control, from engaging in transactions in publicly traded options related to the Company’s equity securities that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Family Relationships

There are no family relationships between or among our directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board for the year ended December 31, 2023.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)	Option awards ($)(2)(3)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Sheryle Bolton	63,000	—	2,121	—	—	—	65,121
Karen Drexler	50,000	—	2,121	—	—	—	52,121
Dean Zikria	35,000	—	2,121	—	—	—	37,121

(1)
These amounts reflect the cash payments that we made as compensation for Board services during fiscal year 2023.
(2)
These amounts represent the grant date fair value of stock options granted in fiscal 2023 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations.
(3)
As of December 31, 2023, the number of shares subject to all outstanding option awards and stock awards held by our non-employee directors were as follows:

Director	Number of Shares Subject to Option Awards	Number of Shares Subject to Stock Awards
Sheryle Bolton	893	—
Karen Drexler	956	—
Dean Zikria	893	—

On December 16, 2021, our Board, upon recommendation of the Compensation Committee, approved an annual compensation plan for our Board (the “Board Compensation Plan”), which Board Compensation Plan is still in effect. In accordance with the Board Compensation Plan, directors of the Company will be entitled to receive the following annual compensation, which amounts will be paid in equal quarterly installments in accordance with our policies:

•
Annual Retainer for all Directors: $35,000

•
Chairperson of the Board: $15,000

•
Chairperson of the Audit and Risk Committee: $13,000

•
Chairperson of the Compensation Committee: $9,000

•
Chairperson of the Nominating and Governance Committee: $6,000

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of June 17, 2024. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable.

Name	Age	Position
Jennifer Ernst	55	Chief Executive Officer and Director
Kimberly Bambach	52	Interim Chief Financial Officer
Blake Gurfein, PhD	39	Chief Scientific Officer

Jennifer Ernst—See biographical information set forth above under “Board Matters and Corporate Governance – Our Board.”

Kimberly Bambach has served as our Interim Chief Financial Officer since May 2023, with over three decades of financial leadership experience in both public and private companies. Her background includes financial leadership in medical and retail markets, manufacturing, wholesale distribution, licensing, digital media, and broadcasting. Ms. Bambach specializes in scaling finance organizations in early development stage to post commercial, large international corporations and IPOs assisting with the navigation through transitions between the different phases of business and fundraising efforts. Prior to joining the Company, Ms. Bambach served as the Chief Financial Officer at Jushi Holdings, Inc., where she played a pivotal role in the company's rapid growth, reverse merger, multi-state acquisitions, equity/debt raises as well as the associated regulatory filings in both IFRS & US GAAP. She received a Bachelor's of Science Degree in Finance from SUNY Brockport and an MBA in Strategic Planning from the Lubin School of Business at Pace University in New York City.

Blake Gurfein, PhD serves as our Chief Scientific Officer, a role that he has held since March 2019, prior to which he served as our Vice President of Research commencing in January 2018. Dr. Gurfein leads our clinical and scientific research. In addition to his full-time role with the Company, he has also served as an Adjunct Assistant Professor of Medicine at the University of California San Francisco since 2012. Dr. Gurfein is an expert in neuromodulation device development and has served as a research executive and consultant for several medical device and pharma companies, including as Chief Scientific Officer of Rio Grande Neurosciences from 2014 to 2017 and as a Medical Writer for EMD Serono/Pfizer in 2012. Dr. Gurfein’s prior research in neuroscience and immunology was funded by the National Institutes of Health and philanthropic donors, yielding high-impact journal publications. Dr. Gurfein has a Ph.D. in Neuroscience from the Icahn School of Medicine at Mount Sinai and an Sc.B. in Neuroscience from Brown University.

Overview

This section discusses the material components of the executive compensation program for our named executive officers who are named in the “Summary Compensation Table,” below. For the fiscal year ending December 31, 2023, our “named executive officers” and their positions were as follows:

•
Jennifer Ernst, our Chief Executive Officer;

•
Blake Gurfein, our Chief Scientific Officer; and

•
Ryan Sabia, our former Chief Operating Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2023 and December 31, 2022, the dollar value of all cash and noncash compensation earned by our named executive officers, as set forth above.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Totals ($)
Jennifer Ernst,	2023	275,000	—	15,393	38,947	329,340
CEO and Director	2022	275,000	—	123,320	20,901	419,221
Blake Gurfein, PhD	2023	303,409	40,625	12,315	48,672	405,021
Chief Scientific Officer	2022	275,000	50,938	29,038	29,926	384,902
Ryan Sabia (3)	2023	229,167	10,000	12,315	33,759	285,241
Former Chief Operating Officer	2022	254,205	24,750	41,484	16,994	337,433

(1)
Amounts shown in the “Option Awards” column represent the aggregate grant date fair value of stock options. These amounts represent the grant date fair value of stock options granted in fiscal 2023 and 2022 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations.

(2)
Includes the cost of health insurance coverage and benefits paid by the Company for each named executive officer that is not reimbursed.

(3)
On January 22, 2024, Ryan Sabia was terminated as an employee and Chief Operating Officer of the Company.

Narrative to the Summary Compensation Table

Employment Agreements/Arrangements

As of the year ended December 31, 2023, we had executive offer letters in place with Jennifer Ernst, our Chief Executive Officer; Blake Gurfein, our Chief Scientific Officer; and Ryan Sabia, our former Chief Operating Officer, as well as a consulting agreement with Kimberly Bambach, our Interim Chief Financial Officer. A summary of the terms of such agreements is set forth below.

Currently, the annual compensation of each of our executive officers is determined by the Board. The named executive officers are also entitled to participate in the Company’s benefit plans, which benefits are generally available to all full-time employees.

Executive Offer Letter with Jennifer Ernst

On July 31, 2021, we entered into an executive offer letter with Jennifer Ernst. Pursuant to her executive offer letter, effective July 31, 2021, Ms. Ernst is entitled to a base salary of $275,000 and, commencing with the 2022 calendar year (payable in the first quarter of 2023), will be eligible to receive, at the sole discretion of the Board, an annual end-of-year incentive bonus in an amount up to 40% of her base salary. The annual end-of-year incentive bonus, if earned, will be determined by the Board, in its sole discretion, and will be dependent upon the achievement of certain Company milestones and profitability, and such other milestones as the Board deems appropriate.

Ms. Ernst’s employment is “at will,” meaning that either she or the Company are entitled to terminate Ms. Ernst’s employment at any time and for any reason, with or without cause. In the event that her employment with the Company is terminated for any reason before December 31 of any given year, she will not be entitled to receive an annual end-of-year bonus. In the event that (i) Ms. Ernst elects to terminate her employment with the Company other than for good reason, (ii) the Company terminates her employment for cause, or (iii) her employment is terminated as a result of her death or complete disability, then Ms. Ernst will not be entitled to receive any separation benefits. In the event that Ms. Ernst terminates her employment for good reason or the Company terminates her employment without cause, Ms. Ernst shall be entitled to receive her full base salary for a period of six months after termination, as well as reimbursement for COBRA premiums for her and her covered dependents for six months after termination.

Executive Offer Letter with Blake Gurfein

In January 2018, we entered into a standard at will offer with Blake Gurfein, which was amended in part in February 2019. Pursuant to his offer letter, Mr. Gurfein is entitled to a base salary of $350,000 per annum and will be eligible to receive, at the sole discretion of the Board, an annual end-of-year incentive bonus in an amount up to 25% of his base salary. The annual end-of-year incentive bonus, if earned, will be determined by the Board, in its sole discretion, and will be based on subjective or objective criteria, as approved by the Board.

Mr. Gurfein’s employment is “at will,” meaning that either he or the Company are entitled to terminate Mr. Gurfein’s employment at any time and for any reason, with or without cause. In the event that his employment with the Company is terminated for any reason before December 31 of any given year, he will not be entitled to receive an annual end-of-year bonus. In the event that Mr. Gurfein’s employment terminates as a result of an involuntary Separation of Service (as defined in the regulations interpreting Section 409A of the Internal Revenue Code), other than for cause, Mr. Gurfein will be eligible to receive his full base salary for a period of six months after termination, as well as reimbursement for COBRA premiums for him and his covered dependents for six months after termination. Notwithstanding the foregoing, such severance benefits shall be waived in the event that a Separation of Services occurs within 12 months of a change of control that results in proceeds to Mr. Gurfein of $2,000,000 or more.

Executive Offer Letter with Ryan Sabia

On April 1, 2022, we entered into an executive offer letter with Ryan Sabia. Pursuant to his executive offer letter, and prior to his termination in January 2024, Mr. Sabia was entitled to a base salary of $250,000 per annum (subject to review and adjustment in accordance with the Company’s normal performance review practices) and, commencing with the 2022 calendar year (payable in the first quarter of 2023), was eligible to receive, at the sole discretion of the Board, an annual end-of-year incentive bonus in an amount up to 25% of base salary. The annual end-of-year incentive bonus, if earned, was to be determined by the Board, in its sole discretion, and was to be dependent upon the achievement of certain Company milestones and profitability, and such other milestones as the Board deems appropriate.

Mr. Sabia was terminated as an employee and Chief Operating Officer of the Company in January 2024. Mr. Sabia received salary and benefits earned by him through his termination date, and was not entitled to, and did not receive, any separation benefits in connection with his termination. Additionally, all outstanding options to purchase Company Common Stock held by Mr. Sabia as of his termination date terminated.

Agreement with Kimberly Bambach

Kimberly Bambach was appointed as the Company’s Interim Chief Executive Officer, effective April 28, 2023, and was retained to provide such services as a non-employee consultant pursuant to a consulting agreement. Pursuant to such agreement, Ms. Bambach is entitled to receive $200 per hour for services provided in her capacity as Interim Chief Financial Officer. The agreement shall remain effective until such time as it is terminated by either party.

Compensation Recovery Policy

In November 2023, we adopted a compensation recovery policy (the “Compensation Recovery Policy”) that is designed to comply with, and will be interpreted in a manner consistent with, Section 10D and Rule 10D-1 of the Exchange Act and the applicable rules of the Nasdaq Stock Market, including any interpretive guidance provided by Nasdaq. Under our Compensation Recovery Policy, in the event of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct a material error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Company must recover erroneously awarded incentive-based compensation previously paid to the Company’s executive officers in accordance with the terms of such Compensation Recovery Policy. Furthermore, under the Compensation Recovery Policy, the Company is prohibited from indemnifying any executive officer or former executive officer against the loss of erroneously awarded incentive-based compensation and from paying or reimbursing an executive officer for purchasing insurance to cover any such loss.

Outstanding Equity Awards at Fiscal Year-End 2023

The following table provides information regarding the outstanding equity awards held by our named executive officers as of December 31, 2023. See “Equity Incentive Plan Information,” below, for additional information regarding our equity incentive plans.

	Outstanding Equity Awards at Fiscal Year-End
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Jennifer Ernst	575	—		—	$13.20	4/1/2028	—	—	—	—
	917	1,083	(1)	—	$183.00	2/4/2027	—	—	—	—
	—	1,250	(2)	—	$13.00	5/8/2033	—	—	—	—
Blake Gurfein	413	412	(3)	—	$459.00	12/14/2031	—	—	—	—
	79	—		—	$12.00	4/3/2028	—	—	—	—
	53	—		—	$12.00	6/27/2028	—	—	—	—
	162	188	(4)	—	$167.00	2/4/2032	—	—	—	—
	—	1,000	(2)	—	$13.00	5/8/2033	—	—	—	—
Ryan Sabia(6)	345	155	(5)	—	$160.00	6/17/2031	—	—	—	—
	126	124	(3)	—	$459.00	12/14/2031	—	—	—	—
	230	270	(1)	—	$167.00	2/4/2032	—	—	—	—
	—	1,000	(2)	—	$13.00	5/8/2033	—	—	—	—

(1)
The options vest as follows: (i) 25% on February 4, 2023, and (ii) the remaining 75% in equal installments over the next 36 months.
(2)
The options vest as follows: (i) 25% on May 8, 2024, and (ii) the remaining 75% in equal installments over the next 36 months.
(3)
The options vest as follows: (i) 25% on December 14, 2022, and (ii) the remaining 75% in equal monthly installments over the next 36 months.
(4)
The options vest as follows: (i) 25% on February 4, 2022, and (ii) the remaining 75% in equal monthly installments over the next 36 months.
(5)
The options vest as follows: (i) 25% on March 1, 2022, and (ii) the remaining 75% in equal monthly installments over the next 36 months.
(6)
As noted above, Mr. Sabia was terminated as an employee of the Company on January 24, 2024. In connection with his termination, all of the outstanding stock options held by Mr. Sabia as of that date terminated.

2017 Equity Incentive Plan

The Board adopted our 2017 Plan on April 13, 2017. The principal purpose of the 2017 Plan was to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The material terms of the 2017 Plan are summarized below. In August 2021, the Board adopted and our stockholders approved the 2021 Plan, which became effective upon the completion of our IPO. Upon the effectiveness of the 2021 Plan, it replaced the 2017 Plan, except with respect to awards outstanding under the 2017 Plan, and no further awards are available for grant under the 2017 Plan.

Share reserve. Under the 2017 Plan, 9,813 shares of our Common Stock were reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, restricted stock awards, and other stock-based awards. With respect to the share reserve under the 2017 Plan:

•
to the extent that an award terminated, expired or lapsed for any reason or an award was settled in cash without the delivery of shares prior to the effectiveness of the 2021 Plan, any shares subject to the award at such time would have been available for future grants under the 2017 Plan; and

•
prior to the effectiveness of the 2021 Plan, to the extent that shares of our Common Stock were repurchased by us prior to vesting so that shares were returned to us, such shares would have been available for future grants under the 2017 Plan.

As noted above, upon the effectiveness of the 2021 Plan, it replaced the 2017 Plan, except with respect to awards outstanding under the 2017 Plan, and no further awards are available for grant under the 2017 Plan.

Administration. Following completion of our IPO, the Compensation Committee of the Board began administering the 2017 Plan. Prior to that, the 2017 Plan was administered by the Board.

Subject to the terms and conditions of the 2017 Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2017 Plan. The administrator is also authorized to adopt, amend or rescind rules relating to administration of the 2017 Plan. The Board may at any time remove the Compensation Committee as the administrator and revest in itself the authority to administer the 2017 Plan.

Eligibility. Options, restricted stock and all other stock-based and cash-based awards under the 2017 Plan may be granted to individuals who are then our officers, employees or consultants or are the officers, employees or consultants of certain of our subsidiaries. Such awards also may be granted to our directors. Only employees of our company may be granted incentive stock options (“ISOs”).

Awards. The 2017 Plan provides that the administrator may grant or issue stock options, restricted stock, other stock- or cash-based awards and dividend equivalents, or any combination thereof; provided, however, that as noted above, no additional awards may be issued under the 2017 Plan. Each award will be set forth in a separate agreement with the person receiving the award, which will indicate the type, terms and conditions of the award.

•
Incentive stock options. ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2017 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

•
Nonstatutory stock options. Nonstatutory Stock Options, or NSOs, will provide for the right to purchase shares of our Common Stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/ or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.

•
Restricted stock. Restricted stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.

•
Other stock-based awards. Other stock-based awards are awards of fully vested shares of our Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Common Stock.

Other stock-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals.

Change in control. In the event of a change in control, to the extent that an award (i) is vested, (ii) the terms of an award provide for acceleration of vesting upon a change in control, or (iii) the administrator elects to accelerate the vesting of the award in connection with the change in control, the plan administrator may elect to provide for the purchase or exchange of an award for cash or other property in an amount equal to the difference between (x) the value of cash or other property the optionee would receive in connection with such change in control if the optionee exercised the award, and (y) the aggregate exercise price of the vested portion of the award. If the award is not purchased or exchanged as provided above, then the award will be terminated and cease to be exercisable unless the award is expressly assumed or substituted by the acquirer.

Adjustments of awards. In the event of any stock dividend or other distribution, stock split, reverse stock split, reorganization, combinations or exchange of share, merger, consolidation, split-up, spin off, recapitalization, repurchase or any other corporate event affecting the number of outstanding shares of our Common Stock or the share price of our Common Stock that would require adjustments to the 2017 Plan or any awards under the 2017 Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator will make appropriate, proportionate adjustments to: (i) the aggregate number and type of shares subject to the 2017 Plan; (ii) the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards); and (iii) the grant or exercise price per share of any outstanding awards under the 2017 Plan. In connection with the 1-for-4 reverse stock split of our issued and outstanding shares of Common Stock that was effected on August 31, 2021, the terms of certain awards granted under our 2017 Plan were equitably adjusted in accordance with the provisions thereof.

Amendment and termination. The administrator may terminate, amend or modify the 2017 Plan at any time and from time to time. However, we must generally obtain stockholder approval to amend or modify the 2017 Plan to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule). Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

No ISOs may be granted pursuant to the 2017 Plan after the tenth anniversary of the effective date of the 2017 Plan. Any award that is outstanding on the termination date of the 2017 Plan will remain in force according to the terms of the 2017 Plan and the applicable award agreement.

2021 Equity Incentive Plan

See the summary of the material terms of the 2021 Plan set forth above under “Proposal 2— Approval of Amended and Restated 2021 Equity Incentive Plan.”

Equity Incentive Plan Information

The following table provides information as of December 31, 2023, regarding our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders (1)	14,661	$144.41	7,190
Equity compensation plans not approved by security holders	—	—	—
Total	14,661	$144.41	7,190

(1)
Represents outstanding stock options granted to our current or former employees, directors and consultants pursuant to the 2017 Plan and 2021 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our outstanding Common Stock as of June 17, 2024 by: (i) each of our directors, (ii) each of our named executive officers (as defined by Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act), (iii) all of our directors and named executive officers as a group, and (iv) each person known to us to beneficially own more than 5% of each class of our outstanding Common Stock. As of June 17, 2024, there were 6,183,592 shares of our Common Stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our Common Stock outstanding on that date and all shares of our Common Stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse. The Company does not know of any arrangements the operation of which may at a subsequent date result in a change of control of the Company.

Beneficial owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Named Executive Officers
Jennifer Ernst(2)	14,216	*
Kimberly Bambach	7,500	*
Blake Gurfein, PhD(3)	2,334	*
Dean Zikria(4)	668	*
Sheryle Bolton(5)	668	*
Karen Drexler(6)	912	*
All directors and executive officers as a group (6 persons)	26,298	0.4%

* Less than 1%

(1)
Unless otherwise indicated in the footnotes to the table, the address for each beneficial owner listed is c/o Tivic Health Systems, Inc., 47685 Lakeview Blvd., Fremont, California 94538.
(2)
Includes 11,999 shares of Common Stock held by Ms. Ernst, and options to purchase 2,082 of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of June 17, 2024).
(3)
Includes 1,120 shares of Common Stock held by Dr. Gurfein, as well as options to purchase 1,124 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of June 17, 2024).
(4)
Includes options to purchase 668 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of June 17, 2024).
(5)
Includes options to purchase 668 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of June 17, 2024).
(6)
Includes 181 shares of Common Stock held by Ms. Drexler, and options to purchase 731 shares of Common Stock that are vested and exercisable (or will be vested and exercisable within 60 days of June 17, 2024).

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2023 and written representations that no other reports were required, Kimberly Bambach inadvertently failed to timely file a Form 3 in connection with her appointment as Interim Chief Financial Officer in April 2023; there were no other late Section 16 filings during the year ended December 31, 2023.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

There have not been any transactions or any series of similar transactions, since January 1, 2022, nor are we aware of any such pending transactions, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets for the last two fiscal years; and

•
any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the section above entitled “Executive and Director Compensation.”

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit and Risk Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. The related person transactions disclosed in this Proxy Statement were each approved by the full Board or Audit and Risk Committee, as applicable.

Interests of Certain Persons in Matters to be Acted Upon

Other than with respect to the election of our Class III directors and to the extent that they may be granted awards under our 2021 Plan, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

STOCKHOLDER PROPOSALS

Our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notices must meet the requirements in our Bylaws and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting in order to be included in our proxy statement. Therefore, to be presented at our 2025 annual meeting of stockholders, such a proposal must be received by us no earlier than April 11, 2025, and no later than May 11, 2025. However, if the date of the 2025 annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, and otherwise comply with the requirements set forth in our Bylaws or requirements of the Exchange Act, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws, which also specify requirements as to the form and content of a stockholder’s notice.

Furthermore, our Bylaws and Rule 14a-19 of the Exchange Act establish advance notice procedures and certain other requirements that stockholders who wish to nominate directors for election at a stockholder meeting must comply with. In general, notices must meet the requirements in our Bylaws and Rule 14a-19 of the Exchange Act and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to ensure that stockholder nominees for election of directors will be included for election at our 2025 annual meeting of stockholders, such a proposal must be received by us no earlier than April 11, 2025, and no later than May 11, 2025. However, if the date of the 2025 annual meeting of stockholders is more than 30 days before or after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the later of (i) the 90th day prior to such annual meeting and (ii) the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws, which also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the requirements under our Bylaws, stockholders must comply with all of the additional requirements set forth in Rule 14a-19 of the Exchange Act.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company and its stockholders.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials and may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Tivic Health Systems, Inc., 47685 Lakeview Blvd., Fremont, California 94538, Attn: Secretary, by registered, certified or express mail or by calling the Company at (888) 276-688.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Our Annual Report (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice in lieu of a paper copy of our proxy materials, this Proxy Statement and our Annual Report are available on our website at https://tivichealth.com/investor/. Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.proxyvote.com. A copy of our Annual Report will be provided to stockholders without charge upon written request directed to Tivic Health Systems, Inc., 47685 Lakeview Blvd., Fremont, California 94538, Attn: Secretary. Our copying costs will be charged if copies of the exhibits to our Annual Report are requested. We make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors,

/s/ Sheryle Bolton
Sheryle Bolton

Chairperson of the Board

June 28, 2024

Attachment A

TIVIC HEALTH SYSTEMS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

Amended and Restated Plan Adopted by the Board: June 15, 2024
Plan Approved by the Shareholders: _____________

Termination Date: August 6, 2031

1. General.

(a) Purposes. The purposes of the Plan are as follows:

(i) To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii) To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

(c) Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2. Definitions.

(a) “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b) “Affiliate” means:

(i) with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(ii) with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership or joint venture.

(c) “Award Shares” means the shares of Common Stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” shall mean, unless the applicable Stock Award Agreement states otherwise: (a) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or (b) in the absence of any such employment, consulting or similar services agreement (or the absence of any definition of “Cause” contained therein), “Cause” shall mean, as determined by the Administrator, the Participant’s (i) act(s) of fraud or dishonesty, (ii) knowing and material failure to comply with applicable laws or regulations or satisfactorily perform Participant’s services, (iii) insubordination, (iv) Participant’s material violation of any Company policy that causes, or is likely to cause, harm to the Company, or (v) drug or alcohol abuse.

(f) “Change in Control” shall mean any one of the following events, provided that such event constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5):

(i) The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the shareholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v) Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include (A) the acquisition of securities of the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company. The definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and a Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(i) “Common Stock” means the shares of common stock of the Company.

(j) “Company” means Tivic Health Systems, Inc., a Delaware corporation.

(k) “Consultant” means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or any Affiliate;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(i) The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n) “Dividend Equivalents” shall have the meaning set forth in Section 7(c)(iii).

(o) “Effective Date” shall have the meaning given in Section 16 herein.

(p) “Employee” means any person, including Officers and Directors, providing services as an employee to the Company or any Affiliate. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

(ii) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

(iii) If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

(u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v) “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(y) “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(z) “Option Shares” means the shares of Common Stock of the Company issued or issuable pursuant to the exercise of an Option.

(aa) “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb) “Performance-Based Award” means a Stock Award subject to the achievement of a Performance Goal or Performance Goals, as set forth in the applicable Stock Award Agreement.

(cc) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on shareholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Common Stock, the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(dd) “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division or other operational unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(ee) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff) “Plan” means this Amended and Restated 2021 Equity Incentive Plan.

(gg) “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(hh) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(ii) “Restricted Stock Unit” means a Stock Award that is valued by reference to a share of Common Stock, which value may be paid to a Participant by delivery of such property as the Administrator shall determine, including, without limitation, cash or shares of Common Stock, or any combination thereof, and that has such restrictions as the Administrator, in its sole discretion, may impose, including, without limitation, any restriction on the right to retain such Stock Awards, and, subject to Section 7(c)(iii), to receive any cash Dividend Equivalents with respect to such Stock Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator may deem appropriate.

(jj) “Securities Act” means the Securities Act of 1933, as amended.

(kk) “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus, or a Performance-Based Award.

(ll) “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(mm) “Stock Bonus” means a payment in the form of shares of Common Stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

(nn) “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(oo) “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(pp) “Termination of Service” means:

(i) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii) With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

(iii) With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the first to occur of (A) the termination of the contractual relationship between the Participant and the Company (or an Affiliate) for any reason, or (B) the Participant is no longer providing services to the Company; and

(iv) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3. Administration.

(a) Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b) Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To submit any amendment to the Plan for shareholder approval.

(vii) To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(viii) To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(ix) To amend the Plan as provided in Section 14.

(x) To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

(xi) To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii) To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

(xiii) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

(c) Delegation to a Committee.

(i) General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii) Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board or the Committee, in its discretion, may delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board or any Committee may delegate to one (1) or more Officers the authority to do one or both of the following: (i) to the extent permitted by applicable law, designate Employees who are not Officers to be recipients of Stock Awards and, to the extent permitted by applicable law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees. Any such Stock Awards will be granted on the applicable form of Stock Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate the authority to determine the Fair Market Value to an Officer who is acting solely in the capacity of an Officer (and not also as a Director).

(e) Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

(f) Determinations of the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award.

The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(g) Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Mateo, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4. Shares Subject to the Plan; Overall Limitations.

(a) Shares Subject to the Plan. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate One Million (1,000,000) shares of the Company’s Common Stock (the “Initial Reserve”). In addition, subject to the provisions of Section 10 relating to adjustments upon changes in stock, such aggregate Award Shares that may be issued pursuant to Stock Awards will automatically increase on January 1 of each fiscal year (for a period of ten years after adoption of the Plan) during the term of the Plan, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (a) five percent (5%) of the total number of shares of the Company’s Common Stock outstanding on December 31st of the preceding calendar year or (b) such number of shares determined by the Board, in its discretion.

(b) Reversion of Award Shares to Plan.

(i) Award Shares Available for Subsequent Issuance. Award Shares subject to Stock Awards, and Award Shares issued under this Plan under any Stock Award, will again be available for grant and issuance in connection with subsequent Stock Awards under this Plan to the extent such Award Shares: (a) are subject to issuance upon exercise of an Option or settlement of a Restricted Stock Unit granted under this Plan but which cease to be subject to the Option or Restricted Stock Unit by expiration, termination, cancellation, or forfeiture prior to the issuance of such Award Shares; or (b) are subject to Stock Awards granted under this Plan that are repurchased by the Company at the original issue price.

(ii) Award Shares Not Available for Subsequent Issuance. Award Shares used to pay the exercise price of an Option, Award Shares withheld to satisfy the tax withholding obligations related to a Stock Award, or Award Shares repurchased by the Company for any reason other than Shares repurchased at their original issue price, in each case, will not become available for future grant or sale under this Plan.

(c) Dividends and Dividend Equivalents. The maximum number of Award Shares that may be issued under the Plan in Section 4 above shall not be affected by the payment of dividends or Dividend Equivalents in cash or in shares of Common Stock in connection with outstanding Stock Awards.

5. Eligibility and Certain Limitations.

(a) General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6. Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(a) Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Shareholder shall be subject to the provisions of Section 5(b).

(b) Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “cashless exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “cashless exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Administrator.

(d) Transferability. The following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option to a revocable trust. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Administrator and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e) Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified Performance Goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator.

(f) Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for Cause, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option to the extent vested for a period of three (3) months following the date of termination (unless some other period of time is specified in an Option Agreement or other agreement between Optionee and the Company or an Affiliate).

(g) Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(h) Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i) Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall terminate and be forfeited immediately upon such Termination of Service.

(j) Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(k) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

7. Provisions of Stock Awards Other Than Options.

(a) Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii) Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator (which may include the satisfaction of Performance Goals).

(iii) Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(b) Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

(iii) Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator (which may include the satisfaction of Performance Goals).

(iv) Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(c) Restricted Stock Units.

(i) Issuance of Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

(ii) Settlement of Restricted Stock Units. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Common Stock or cash equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited.

(iii) Dividend Equivalents. Unless otherwise provided in a Stock Award Agreement, each Restricted Stock Unit may include the right to receive, on a deferred basis, amounts equivalent to cash, stock or other property dividends on shares of Common Stock (“Dividend Equivalents”) as provided herein. Dividend Equivalents will accumulate and be withheld until the applicable Restricted Stock Units upon which the Dividend Equivalents are awarded vest and any Dividend Equivalent payments that have accumulated and have been withheld by the Committee and attributable to any particular Restricted Stock Unit shall be distributed to the Participant in cash or, at the sole discretion of the Administrator, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalent payments then due; provided that, in the event that all or any portion of any Restricted Stock Unit is forfeited, the Dividend Equivalents attributable to such forfeited Restricted Stock Unit shall also be forfeited. Upon the vesting and settlement of Restricted Stock Units that include Dividend Equivalents, the Dividend Equivalents attributable to such Restricted Stock Units shall expire automatically.

(iv) Termination of Service. Except as otherwise set forth in the Stock Award Agreement or as otherwise determined by the Administrator, vesting of Restricted Stock Units ceases on the date Participant experiences a Termination of Service.

8. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

9. Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

10. Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Stock Awards. Any adjustment in Incentive Stock Options under this Section 10 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any otherwise applicable adjustments under this Section 10 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act or the exemption under Section 409A of the Code, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

11. Adjustments Upon Change in Control.

(a) Continuation of Awards; Assumption or Replacement of Awards by Successor; Payment for Awards. In the event of a Change in Control of the Company, outstanding Stock Awards under this Plan shall be subject to the documentation evidencing the Change in Control transaction, which need not treat all outstanding Stock Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Stock Awards as of the effective date of such Change in Control transaction:

(i) The continuation of outstanding Stock Awards by the Company (if the Company is the successor entity).

(ii) The assumption of outstanding Stock Awards by the successor or acquiring entity in such Change in Control transaction (or by its parent, if any), which assumption will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such Option or any Stock Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code.

(iii) The substitution by the successor or acquiring entity in such Change in Control transaction (or by its parent entity, if any) of equivalent awards with substantially the same terms for selected Stock Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such Option or any Stock Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).

(iv) A payment to the Participant equal to the excess of (i) the Fair Market Value of the Award Shares subject to the Stock Award as of the effective date of such Change in Control transaction over (ii) the exercise price or purchase price of Award Shares, as the case may be, subject to the Stock Award, in connection with the cancellation of the Stock Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Subject to Section 409A of the Code, such payment may be made in installments, may be deferred until the date or dates when the Stock Award would have become exercisable or such Award Shares would have vested, and may be subject to continued vesting based on the Participant’s continuing to provide services following such Change in Control transaction. In addition, any escrow, holdback, earnout or similar provisions in the agreement for such Change in Control transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock. If the exercise price of an Option exceeds the Fair Market Value of the Option Shares, then the Option may be cancelled without making a payment to the Participant. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vesting conditions that may apply to such security.

Outstanding Stock Awards need not be treated similarly in a Change in Control transaction.

(b) Stock Awards Not Assumed, Converted, Replaced. Notwithstanding Section 11(a) above, solely in a Change in Control transaction in which the successor or acquiring corporation refuses to assume, convert, replace, substitute, or make payment against cancellation of outstanding Stock Awards, as provided above, then notwithstanding any other provision in this Plan to the contrary, and unless otherwise determined by the Administrator, all Stock Awards granted under this Plan shall accelerate in full as of the time of consummation of the Change in Control transaction. In such event, the Administrator will notify Participants in writing or electronically that such Stock Awards will be exercisable for a period of time determined by the Administrator in its sole discretion, and such Stock Award will terminate upon the expiration of such period.

(c) Notice to Participants. The Administrator shall give written notice of any proposed Change in Control transaction referred to in this Section 11 at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Stock Awards that are then exercisable (including any Stock Awards that may become exercisable upon the closing date of such Change in Control transaction). A Participant may condition his or her exercise of any Stock Awards upon the consummation of the Change in Control transaction.

12. Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

13. Miscellaneous.

(a) Foreign Award Recipients. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws and practices in countries other than the United States in which the Company and its Affiliates operate or have employees or other individuals eligible for Stock Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by this Plan; (ii) determine which individuals outside the United States are eligible to participate in this Plan, which may include individuals who provide services to the Company or Affiliate under an agreement with a foreign nation or agency; (iii) modify the terms and conditions of any Stock Award granted to individuals who are located outside the United States or who are foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent determined necessary or advisable by the Administrator and provided that (a) no such subplans and/or modifications shall increase the share limitations contained in Section 4(a) hereof and (b) in such instance, such subplans and/or modifications shall be attached to this Plan as appendices; and (v) take any action, before or after a Stock Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Award shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.

(b) Shareholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares. After Award Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Award Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Award Shares. Notwithstanding the foregoing, if such Award Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Award Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the

Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to unvested shares of Restricted Stock, and any such dividends or stock distributions shall be accrued and paid only at such time if any, as such unvested shares of Restricted Stock become vested. The Administrator, in its discretion, may provide in the Stock Award Agreement evidencing any Stock Award that the Participant shall be entitled to Dividend Equivalents with respect to the payment of cash dividends on Award Shares subject to such Stock Award during the period beginning on the date the Stock Award is granted and ending, with respect to each Award Share subject to the Stock Award, on the earlier of the date on which the Stock Award is exercised or settled or the date on which the Award Shares are forfeited; provided, that under no circumstances may Dividend Equivalents be granted for any Option and provided, further, that no Dividend Equivalents shall be paid with respect to unvested Award Shares, and any such dividends or stock distributions shall be accrued and paid only at such time, if any, as such unvested Award Shares become vested. Such Dividend Equivalents, if any, shall be credited to the Participant and distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents then due.

(c) No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Articles of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

(e) Clawback / Recovery. All Stock Awards held by any Participant shall be subject to clawback, recoupment or forfeiture (i) to the extent that such Participant is determined to have engaged in fraud or intentional illegal conduct materially contributing to a financial restatement, as determined by the Board in its sole discretion, (ii) as provided under any clawback, recoupment or forfeiture policy adopted by the Board, or (iii) required by law. Such clawback, recoupment or forfeiture policy, in addition to any other remedies available under applicable law, may require the cancellation of outstanding Stock Awards and the recoupment of any gains realized with respect to Stock Awards.

(f) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(h) Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 18 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that following the Effective Date the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(i) Documentation and Communications. The Stock Award Agreement for a given Stock Award, this Plan, and related communications and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

14. Amendment of the Plan.

(a) In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in Common Stock;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b) No Repricing. The Administrator may not (except pursuant to Section 10 or in connection with a Change in Control), when the exercise price or grant price per Award Share exceeds the Fair Market Value of a share of Common Stock, without the approval of the Company’s shareholders, cancel an Option or Stock Award in exchange for cash or take any other action with respect to an Option or Stock Award that would be treated as a repricing under the rules and regulations of the principal securities market on which the Award Shares are traded, including a reduction of the exercise price of an Option or the exchange of an Option for another Stock Award.

(c) Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

(d) No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 16 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

15. Termination or Suspension of the Plan.

(a) Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 6, 2031 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b) No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

16. Effective Date of Plan.

The Plan became effective on August 7, 2021, which is the date that the Plan was originally adopted by the Board (the “Effective Date”).

17. Non-Exclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

18. Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Stock Award granted hereunder.

19. Choice of Law.

The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

OF

TIVIC HEALTH SYSTEMS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0 0000648991_1 R1.0.0.6 TIVIC HEALTH SYSTEMS, INC 47685 Lakeview Blvd. Fremont, CA 94538 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/08/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the meeting - Go to www.virtualshareholdermeeting.com/TIVC2024 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/08/2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR each of the following Class III Director Nominees: 1. Election of Class III Directors to be elected for a three year term expiring in 2027 Nominees For Withhold 1A Jennifer Ernst 1B Sheryle Bolton The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 Approval of the amendment and restatement of the Company's 2021 Equity Incentive Plan. 3 Ratification of the selection of Rosenberg Rich Baker Berman, P.A. as the Company's independent public accounting firm for the year ended December 31, 2024. 4 Approval of the adjournment of the 2024 Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in the event the Company has not received sufficient votes in favor of any of the foregoing proposals. NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the 2024 Annual Meeting of Stockholders or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in fully corporate or partnership name by authorized officer.
0000648991_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com TIVIC HEALTH SYSTEMS, INC. 2024 Annual Meeting of Stockholders August 9, 2024 10:00 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jennifer Ernst as proxy and attorney-in-fact with the power to appoint her substitute, and hereby authorizes her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TIVIC HEALTH SYSTEMS, INC. that the stockholder(s) is/are entitled to vote at the 2024 Annual Meeting of Stockholders to be held at 10:00 AM, PDT on August 9, 2024, virtually at www.virtualshareholdermeeting.com/TIVC2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is given, but this proxy is signed, this proxy will be voted FOR the election of each of the Class III Director Nominees, FOR Proposals 2, 3, and 4, and in the discretion of the proxy with respect to such other business as may properly come before the meeting. Continued and to be signed on reverse side